UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: September 30, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET INFLATION INDEXED PLUS

BOND PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2010

WESTERN ASSET INFLATION INDEXED PLUS BOND PORTFOLIO

Schedule of investments (unaudited)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 93.4%
U.S. Treasury Bonds, Inflation Indexed	3.375%	1/15/12	3,118,561	$3,265,720
U.S. Treasury Bonds, Inflation Indexed	3.000%	7/15/12	19,400,160	20,600,545
U.S. Treasury Bonds, Inflation Indexed	1.875%	7/15/13	19,549,890	20,777,858
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	22,356,498	25,708,229
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	51,812,000	56,972,941
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	25,558,118	27,089,612
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	14,085,555	18,840,528
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	23,035,226	32,033,360	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	13,324,267	14,888,828
U.S. Treasury Notes, Inflation Indexed	2.375%	4/15/11	10,456,387	10,584,645	(a)
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	13,016,647	13,365,454
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	37,803,035	40,543,755
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	6,397,107	6,730,454
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	12,155,551	13,146,982
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	35,019,449	37,424,305
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	6,186,839	6,354,075
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	28,309,672	30,775,699
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	21,649,661	23,726,686
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	12,986,505	14,707,217
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	24,766,856	27,916,902
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	19,413,139	21,061,742
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	13,800,014	14,761,709
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	3,401,657	3,829,521
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	13,988,111	15,504,954
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	13,595,240	14,265,445

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $484,555,748)				514,877,166

ASSET-BACKED SECURITIES - 0.1%
FINANCIALS - 0.1%
Home Equity - 0.1%
Bear Stearns Asset Backed Securities Inc., 2003-ABF1 A	0.626%	2/25/34	83,863	63,620	(b)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2002-4 2A1	0.996%	10/25/32	90,547	74,673	(b)
Countrywide Asset-Backed Certificates, 2002-1 A	0.816%	8/25/32	31,948	19,082	(b)
EMC Mortgage Loan Trust, 2003-B A1	0.806%	11/25/41	237,752	210,925	(b)(c)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.936%	3/25/33	30,553	18,889	(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $474,809)				387,189

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.1%
Credit Suisse First Boston Mortgage Securities Corp., 2001-28 1A1	0.906%	11/25/31	488,543	306,433	(b)
Sequoia Mortgage Trust, 2004-4 A	0.984%	5/20/34	81,078	68,681	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $548,875)				375,114

CORPORATE BONDS & NOTES - 2.3%
CONSUMER STAPLES - 0.5%
Beverages - 0.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.625%	4/15/15	720,000	760,477

Food Products - 0.4%
Kraft Foods Inc., Senior Notes	4.125%	2/9/16	2,110,000	2,282,387

TOTAL CONSUMER STAPLES				3,042,864

FINANCIALS - 1.8%
Capital Markets - 0.3%
Goldman Sachs Group Inc., Notes	4.750%	7/15/13	1,730,000	1,857,406
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	2,940,000	0	(c)(d)(e)(f)

Total Capital Markets				1,857,406

See Notes to Schedule of Investments.

WESTERN ASSET INFLATION INDEXED PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Commercial Banks - 0.0%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	1,760,000		$0	(c)(d)(e)(f)
Consumer Finance - 0.4%
SLM Corp., Medium-Term Notes, Senior Notes	5.375%	5/15/14	1,010,000		982,795
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,225,000		1,215,602

Total Consumer Finance					2,198,397

Diversified Financial Services - 0.9%
Bank of America Corp., Senior Notes	4.500%	4/1/15	1,210,000		1,269,588
Citigroup Inc., Senior Notes	6.010%	1/15/15	1,590,000		1,748,044
JP Morgan and Co. Inc.	4.854%	2/15/12	1,720,000		1,731,920	(b)

Total Diversified Financial Services					4,749,552

Insurance - 0.2%
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	1,070,000		1,134,757

TOTAL FINANCIALS					9,940,112

TOTAL CORPORATE BONDS & NOTES (Cost - $17,054,717)					12,982,976

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.7%
Australia - 2.7%
Australia Government, Bonds (Cost - $12,617,082)	4.000%	8/20/20	9,590,000	AUD	15,340,266

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.5%
U.S. Government Obligations - 0.5%
U.S. Treasury Notes (Cost - $2,677,025)	1.750%	7/31/15	2,660,000		2,724,000

			SHARES
PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		362,400		155,832	*(b)
Federal National Mortgage Association (FNMA)	8.250%		303,900		132,197	*(b)

TOTAL PREFERRED STOCKS (Cost - $16,806,537)					288,029

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
U.S. Dollar/Japanese Yen, Call @ $87.00 (Cost - $324,156) 11/24/10		11/24/10	27,013,000		114,103	(f)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $535,058,949)					547,088,843

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 0.2%
Repurchase Agreements - 0.2%
Barclays Capital Inc. repurchase agreement dated 9/30/10; Proceeds at maturity - $1,068,005; (Fully collateralized by U.S. government agency obligations, 1.375% due 1/15/13; Market value - $1,089,360) (Cost - $1,068,000)	0.180%	10/1/10	1,068,000		1,068,000

TOTAL INVESTMENTS - 99.4% (Cost - $536,126,949#)					548,156,843
Other Assets in Excess of Liabilities - 0.6%					3,192,239

TOTAL NET ASSETS - 100.0%					$551,349,082

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	The coupon payment on these securities is currently in default as of September 30, 2010.

(e)	Illiquid security.

(f)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET INFLATION INDEXED PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

Abbreviation used in this schedule:

AUD	— Australian Dollar

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 10-Year Notes, Put	10/22/10	$125.50	180	$84,375

TOTAL WRITTEN OPTIONS (Premiums received - $86,603)				$84,375

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Inflation Indexed Plus Bond Portfolio (the “Fund”), a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation). The Corporation, a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund offers three classes of shares: Class IS, Class I and Class FI. Prior to April 2010, Class IS, Class I and Class FI shares were known as Institutional Select Class, Institutional Class and Financial Intermediary Class shares, respectively. Shares in the Class FI bear a distribution fee. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on the Class FI shares, and transfer agent and shareholder servicing expenses, and certain other expenses, which are determined separately for each class.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)		TOTAL
Long-term investments†:
U.S. treasury inflation protected securities	—	$514,877,166	—		$514,877,166
Asset-backed securities	—	387,189	—		387,189
Collateralized mortgage obligations	—	375,114	—		375,114
Corporate bonds & notes	—	12,982,976	$0	*	12,982,976
Non-U.S. treasury inflation protected securities	—	15,340,266	—		15,340,266
U.S. government & agency obligations	—	2,724,000	—		2,724,000
Preferred stocks	$288,029	—	—		288,029
Purchased options		114,103	—		114,103

Total long-term investments	$288,029	$546,800,814	$0	*	$547,088,843

Short-term investments†	—	1,068,000	—		1,068,000

Total investments	$288,029	$547,868,814	$0	*	$548,156,843

Other financial instruments:
Written options	$(84,375)	—	—		$(84,375)
Futures contracts	122,285	—	—		122,285
Forward foreign currency contracts	—	$(1,072,600)	—		(1,072,600)
Credit default swaps on credit indices - sell protection‡	—	130,365	—		130,365

Total other financial instruments	$37,910	$(942,235)	—		$(904,325)

Total	$325,939	$546,926,579	$0	*	$547,252,518

*	Value is less than $1.

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES
Balance as of December 31, 2009	—
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into Level 3	$0	*
Transfers out of Level 3	—

Balance as of September 30, 2010	$0	*

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2010	—

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to- market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Notes to Schedule of Investments (unaudited) (continued)

Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$33,726,665
Gross unrealized depreciation	(21,696,771)

Net unrealized appreciation	$12,029,894

At September 30, 2010, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
U.S. Treasury 10-Year Notes	65	12/10	$8,068,336	$8,193,047	$124,711
Contracts to Sell:
90-Day Eurodollar	31	3/11	7,715,799	7,718,225	(2,426)

Net unrealized gain on open futures contracts					$122,285

During the period ended September 30, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	—	—
Options written	292	$170,082
Options closed	—	—
Options exercised	—	—
Options expired	(112)	(83,479)

Written options, outstanding September 30, 2010	180	$86,603

At September 30, 2010, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
British Pound	Credit Suisse First Boston Inc.	13,406,133	$21,051,133	11/24/10	$(186,394)
Canadian Dollar	UBS AG	12,862,436	12,485,596	11/24/10	(53,030)
Euro Currency	Morgan Stanley & Co., Inc.	2,834,218	3,862,076	11/24/10	118,046
Euro Currency	Credit Suisse First Boston Inc.	1,601,692	2,182,562	11/24/10	77,266
Japanese Yen	UBS AG	1,182,190,000	14,168,858	11/24/10	377,352
Japanese Yen	Deutsche Bank AG	640,263,600	7,673,727	11/24/10	169,642
Swedish Krona	Deutsche Bank AG	8,862,930	1,312,920	11/24/10	68,563

					571,445

Contracts to Sell:
Australian Dollar	Credit Suisse First Boston Inc.	14,724,969	14,136,581	11/24/10	(813,429)
British Pound	UBS AG	13,569,801	21,308,135	11/24/10	300,864
Canadian Dollar	Deutsche Bank AG	6,931,239	6,728,169	11/24/10	19,401
Euro Currency	Citibank, N.A.	4,825,100	6,574,972	11/24/10	(235,008)
Japanese Yen	Citibank, N.A.	435,244,800	5,216,523	11/24/10	(171,728)
Japanese Yen	Credit Suisse First Boston Inc.	1,822,536,810	21,843,583	11/24/10	(682,052)
Swedish Krona	UBS AG	8,856,860	1,312,021	11/24/10	(62,093)

					(1,644,045)

Net unrealized loss on open forward foreign currency contracts					$(1,072,600)

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2010, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
JP Morgan Chase & Co. (CDX HY 8)	$9,918,000	6/20/12	2.750% quarterly	$79,901	$(81,949)	$161,850
Barclay’s Capital Inc. (CDX HY 8)	6,264,000	6/20/12	2.750% quarterly	50,464	(156,831)	207,295

Total	$16,182,000			$130,365	$(238,780)	$369,145

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2010.

			Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at Value	Written Options, at Value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at Value	Total
Interest Rate Contracts	—	$(84,375)	$124,711	$(2,426)	—	—	—	$37,910

Foreign Exchange Contracts	$114,103	—	—	—	$1,131,134	$(2,203,734)	—	(958,497)

Credit Contracts	—	—	—	—	—	—	$130,365	130,365

Total	$114,103	$(84,375)	$124,711	$(2,426)	$1,131,134	$(2,203,734)	$130,365	$(790,222)

During the period ended September 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$43,935
Written options	16,300
Futures contracts (to buy)	8,983,397
Futures contracts (to sell)	23,090,229
Forward foreign currency contracts (to buy)	63,036,523
Forward foreign currency contracts (to sell)	78,088,927

Notes to Schedule of Investments (unaudited) (continued)

Average Notional Balance
Credit default swap contracts (to sell protection)	$16,182,000

†	At September 30, 2010, there were no open positions held in this derivative.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of September 30, 2010, there was no swap positions with credit related contingent features having a total value in a net liability position. The Fund did not hold or post collateral for its swap transactions.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date:	November 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date:	November 23, 2010

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Principal Financial and Accounting Officer

Date:	November 23, 2010